                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $641,975,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 SASCO 2003-31A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          JPMORGAN CHASE BANK , TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                                   WAL To       Est.      Expected
                                                         WAL      Optional   Payment to   Initial         Legal          Expected
                 Approximate    Initial    Security    to Roll   Termination  Optional      Loss          Final          Ratings
    Class         Size ($)      Coupon    Description (yrs) (2)   (yrs) (2)  Termination  Coverage      Maturity      (S&P /Moody's)
                                  (1)                    (3)                 Window (2)
------------------------------------------------------------------------------------------------------------------------------------
1-A               $65,524,000  Variable   Variable PT   1.88        3.05     10/03-03/13   5.40%       10/25/2033       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
2-A1              $75,000,000    4.25%    Variable PT   2.83        3.76     10/03-03/13   5.40%       10/25/2033       AAA / Aaa
2-A2              $40,000,000    4.75%    Sequential    0.90        0.90     10/03-08/05   5.40%       10/25/2033       AAA / Aaa
2-A3              $77,000,000    2.05%    Sequential    0.90        0.90     10/03-08/05   5.40%       10/25/2033       AAA / Aaa
2-A4              $22,764,000    4.22%    Sequential    0.90        0.90     10/03-08/05   5.40%       10/25/2033       AAA / Aaa
2-A5              $75,000,000    3.70%    Sequential    2.61        2.61     08/05-02/07   5.40%       10/25/2033       AAA / Aaa
2-A6              $44,637,000    4.05%    Sequential    4.08        4.08     02/07-07/08   5.40%       10/25/2033       AAA / Aaa
2-A7             $120,978,000    4.03%    Sequential    4.74        7.66     07/08-03/13   5.40%       10/25/2033       AAA / Aaa
2-A8 (4)             Notional    4.75%  Interest Only   2.31        2.31     10/03-06/08   5.40%       06/25/2008       AAA / Aaa
2-AX (4)             Notional    4.75%  Interest Only   2.84        2.84     10/03-06/08   5.40%       06/25/2008       AAA / Aaa
2-PAX (4)            Notional    4.75%  Interest Only   2.89        2.89     10/03-06/08   5.40%       06/25/2008       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
3-A               $90,691,000  Variable  Variable PT    2.85        3.08     10/03-03/13   5.40%       10/25/2033       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
B1 (5)            $21,979,000  Variable     Sub PT       N/A        6.16     10/03-03/13   2.00%       10/25/2033           AA
B2 (5)             $4,848,000  Variable     Sub PT       N/A        6.16     10/03-03/13   1.25%       10/25/2033           A
B3 (5)             $3,554,000  Variable     Sub PT       N/A        6.16     10/03-03/13   0.70%       10/25/2033          BBB
B4 (5) (6)         $1,615,000  Variable     Sub PT       N/A        6.16     10/03-03/13   0.45%       10/25/2033           BB
B5 (5) (6)         $1,291,000  Variable     Sub PT       N/A        6.16     10/03-03/13   0.25%       10/25/2033           B
B6 (5) (6)         $1,626,294  Variable     Sub PT       N/A        6.16     10/03-03/13   0.00%       10/25/2033           NR
R (7)                    $100  Variable    Residual      N/A        0.07     10/03-10/03   5.40%       10/25/2033       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------

(1)  The Class coupons are described under "Interest Rates" on page 7.

(2) Prepayments for Mortgage Pools 1 and 3 were run at 25% CPR per annum. Prepayments for Mortgage Pool 2 were run at 20% CPR per annum. Assumes bonds pay on the 25th of every month beginning in October 2003.
(3) The WAL to Roll for the Class A Senior Certificates assumes the outstanding principal balance on the Senior Certificates with a "1-", "2-" and "3-" in their class designation will be paid in full on the Distribution Date occurring in the month of July 2006 (month 34), June 2008 (month 57) and July 2010 (month 82), respectively.
(4) The Class 2-A8, 2-AX, and 2-PAX will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in June 2008 (month 57) the Class 2-A8, Class 2-AX and Class 2-PAX will no longer be entitled to receive distributions of any kind.
(5)  Crossed-subordinate bonds.
(6)  Not offered under this term sheet.
(7)  Non-economic REMIC residual.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


--------------------------------------------------------------------------------
      All collateral statistics described herein are based on the SCHEDULED collateral balances as of SEPTEMBER 1, 2003 unless otherwise indicated. The information contained herein will be superseded by the description of the mortgage loans contained in the PROSPECTUS SUPPLEMENT. The PROSPECTUS SUPPLEMENT
     supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------

Deal Overview:
--------------

o The deal is comprised of 3 Mortgage Pools:
         Mortgage Pool 1 is comprised of 3-year Hybrid ARMs; 97.86% were originated by ALS and 2.14% were originated by SIB Mortgage. The 3-year Hybrid ARMs in Pool 1 are indexed to either 6-month LIBOR (84.01%) or 12-month LIBOR (15.99%).
         Mortgage Pool 2 is comprised of 5-year Hybrid ARMs; 95.89% were originated by ALS, 3.78% were originated by SIB Mortgage, and 0.33% were originated by Sierra Pacific. The 5-year Hybrid ARMs in Pool 5 are indexed to either 6-month LIBOR (93.99%) or 12-month LIBOR (6.01%). Mortgage Pool 3 is comprised of 7-year Hybrid ARMs; 100.00% were originated by ALS. The 7-year Hybrid ARMs in Pool 6 are indexed to either 6-month LIBOR (92.04%) or 12-month LIBOR (7.96%).

o Interest and principal on Mortgage Pools 1 through 3 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, B2, B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 10% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Priority of Distributions:
--------------------------

o Distributions will be made on each Distribution Date from the applicable Pool Distribution Amount in the following order of priority:

      Mortgage Pool 1                                    Mortgage Pool 2                                       Mortgage Pool 3
Available Distribution Amount                      Available Distribution Amount                       Available Distribution Amount
-----------------------------         ---------------------------------------------------------        -----------------------------

First, to Class R and 1-A to          First, to Class 2-A1, 2-A2, 2-A3, 2-A4, 2-A5, 2-A6, 2-A7,            First, to Class 3-A
       pay interest                            2-A8, 2-AX and 2-PAX to pay interest                           to pay interest

-----------------------------         ---------------------------------------------------------        -----------------------------


-----------------------------         ---------------------------------------------------------        -----------------------------

Second, to Class R and 1-A to           Second, to Class 2-A1, 2-A2, 2-A3, 2-A4, 2-A5, 2-A6,               Second, to Class 3-A
       pay principal                                and 2-A7 to pay principal                                to pay principal

-----------------------------         ---------------------------------------------------------        -----------------------------



                             --------------------------------------------------------------------------
                                  To Class B1, B2, B3, B4, B5 and B6 to pay interest and principal
                             --------------------------------------------------------------------------


                   |                                                   |                                                    |
                   |                                                   |                                                    |
                   |                                                   |                                                    |
                  \ /                                                 \ /                                                  \ /




                   |                                                   |                                                    |
                   |                                                   |                                                    |
                   |                                                   |                                                    |
                   ----------------------------------------------------------------------------------------------------------
                                                                       |
                                                                       |
                                                                       |
                                                                      \ /

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                       September 1, 2003

Expected Pricing Date:              Week of September 22, 2003

Expected Settlement Date:           September 30, 2003

Distribution Dates:                 25th of each month, commencing in October
                                    2003

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicer(s):                        ALS (99.16%), and Colonial Savings (0.84%).

Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master
                                    Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                      0.250% per annum on the outstanding mortgage
                                    balance for ALS and 0.375% per annum on the outstanding mortgage balance for Colonial
                                    Savings Serviced Loans. As of the Cut off
                                    Date, the weighted average Servicing Fee is approximately 0.251% per annum.

Trustee:                            JPMorgan Chase Bank

Trustee Fee:                        0.0075% per annum

Rating Agencies:                    It is expected that Standard and Poor's
                                    ("S&P") will rate all of the Offered
                                    Certificates; and Moody's will rate all of the Senior Certificates.

Day Count:                          30/360

Delay Days:                         24 days, excluding the Class 2-A2, Class
                                    2-A3 and Class 2-A4 Certificates which are 0
                                    Days.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Accrual Period:            The interest accrual period with respect to
                                    all Classes of Certificates (except for the Class 2-A2, 2-A3 and Class 2-A4) for a given
                                    Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

                                    The interest accrual period for the Class
                                    2-A2, Class 2-A3 and Class 2-A4 Certificates for a given Distribution Date will be the period beginning on the immediately preceding Distribution Date and ending on the day immediately preceding the related Distribution Date.

Accrued Interest:                   All Certificates settle with 29 days of
                                    accrued interest (except for the Class 2-A2, Class 2-A3 and Class 2-A4 which settle with 5 days of accrued interest).

Registration:                       Book-entry form through DTC

Minimum Denomination:               Class 1-A, 2-A1, 2-A2, 2-A3, 2-A4, 2-A5,
                                    2-A6, 2-A7, 3-A: $25,000 /$1 thereafter.
                                    Class 2-A8, 2-AX, 2-PAX: $1,000,000 /$1
                                    thereafter. Class B1, B2, and B3:
                                    $100,000/$1 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage Pool 1: 25% CPR per annum.
                                    Mortgage Pool 2: 20% CPR per annum.
                                    Mortgage Pool 3: 25% CPR per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2, and B3 Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Due Period:                         The "Due Period" related to each
                                    Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

Pool 2 PAX Mortgage Loans:          The Pool 2 Mortgage Loans with prepayment
                                    penalty provisions, for which the seller owns the servicing rights (the "Pool 2 PAX
                                    Mortgage Loans "). The Pool 2 PAX Mortgage
                                    Loans are related to the Class 2-PAX
                                    Certificates.

Pool 2 AX Mortgage Loans:           The Pool 2 Mortgage Loans other than the
                                    Pool 2 PAX Mortgage Loans (the "Pool 2 AX
                                    Mortgage Loans "). The Pool 2 AX Mortgage
                                    Loans are related to the Class 2-AX
                                    Certificates.

Adjusted Net WAC:                   The "Adjusted Net WAC" for Pool 2 for each
                                    Distribution Date on or prior to the
                                    Distribution Date in June 2008 will be the weighted average, based on their respective principal balances, of the interest rates on:

                                    (1) an obligation having a principal balance equal to the aggregate principal balance of the Pool 2 PAX Mortgage Loans and bearing interest at a rate equal to the lesser of
                                    (x) 4.75% and (y) the weighted average Net
                                    Mortgage Rate of the Pool 2 PAX Mortgage
                                    Loans at the beginning of the related Due
                                    Period and,

                                    (2) an obligation having a principal balance equal to the aggregate principal balance of the Pool 2 AX Mortgage Loans and bearing interest at a rate equal to the lesser of
                                    (x) 4.75% and (y) the weighted average Net
                                    Mortgage Rate of the Pool 2 AX Mortgage
                                    Loans at the beginning of the related Due
                                    Period.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates:                     Class 1-A will bear interest at a rate equal
                                    to the Net WAC of Mortgage Pool 1.

                                    Class R will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                    Class 2-A1 will bear interest at a rate
                                    equal to 4.25% per annum up to and including the distribution date in June 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than 4.25%, the interest rate for the Class 2-A1 shall equal the Adjusted Net WAC for Mortgage Pool 2. Beginning with the distribution date in July 2008, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-A2 will bear interest at a rate
                                    equal to 4.75% per annum up to and including the distribution date in June 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than 4.75%, the interest rate for the Class 2-A2 shall equal the Adjusted Net WAC for Mortgage Pool 2. Beginning with the distribution date in July 2008, the Class 2-A2 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-A3 will bear interest at a rate
                                    equal to 2.05% per annum up to and including the distribution date in June 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than 2.05%, the interest rate for the Class 2-A3 shall equal the Adjusted Net WAC for Mortgage Pool 2. Beginning with the distribution date in July 2008, the Class 2-A3 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

                                    Class 2-A4 will bear interest at a rate
                                    equal to 4.22% per annum up to and including the distribution date in June 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than 4.22%, the interest rate for the Class 2-A4 shall equal the Adjusted Net WAC for Mortgage Pool 2. Beginning with the distribution date in July 2008, the Class 2-A4 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-A5 will bear interest at a rate
                                    equal to 3.70% per annum up to and including the distribution date in June 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than 3.70%, the interest rate for the Class 2-A5 shall equal the Adjusted Net WAC for Mortgage Pool 2. Beginning with the distribution date in July 2008, the Class 2-A5 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-A6 will bear interest at a rate
                                    equal to 4.05% per annum up to and including the distribution date in June 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than 4.05%, the interest rate for the Class 2-A6 shall equal the Adjusted Net WAC for Mortgage Pool 2. Beginning with the distribution date in July 2008, the Class 2-A6 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-A7 will bear interest at a rate
                                    equal to 4.03% per annum up to and including the distribution date in June 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than 4.03%, the interest rate for the Class 2-A7 shall equal the Adjusted Net WAC for Mortgage Pool 2. Beginning with the distribution date in July 2008, the Class 2-A7 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

                                    Class 2-A8 will bear interest at a rate
                                    equal to 4.75% per annum until the
                                    distribution date in June 2008 (month 57) based on a Notional Amount. After the distribution date in June 2008, the Class 2-A8 will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-A8 on any distribution date up to and including the distribution date in June 2008 will be equal to the following:

                                    The sum of (A) the product of (i) a
                                    fraction, the numerator of which is the
                                    excess, if any, of (1) the Adjusted Net WAC for Pool 2 over (2) 4.25%, and the denominator of which is 4.75% and (ii) the Class Principal Amount of the Class 2-A1 Certificates immediately prior to such Distribution Date, and (B) the product of
                                    (i) a fraction, the numerator of which is the excess, if any, of (1) the Adjusted Net WAC for Pool 2 over (2) 2.05%, and the denominator of which is 4.75% and (ii) the Class Principal Amount of the Class 2-A3 Certificates immediately prior to such Distribution Date, and (C) the product of
                                    (i) a fraction, the numerator of which is the excess, if any, of (1) the Adjusted Net WAC for Pool 2 over (2) 4.22%, and the denominator of which is 4.75% and (ii) the Class Principal Amount of the Class 2-A4 Certificates immediately prior to such Distribution Date, and (D) the product of
                                    (i) a fraction, the numerator of which is the excess, if any, of (1) the Adjusted Net WAC for Pool 2 over (2) 3.70% and the denominator of which is 4.75% and (ii) the Class Principal Amount of the Class 2-A5 Certificates immediately prior to such Distribution Date, and (E) the product of
                                    (i) a fraction, the numerator of which is the excess, if any, of (1) the Adjusted Net WAC for Pool 2 over (2) 4.05%, and the denominator of which is 4.75% and (ii) the Class Principal Amount of the Class 2-A6 Certificates immediately prior to such Distribution Date, and (F) the product of
                                    (i) a fraction, the numerator of which is the excess, if any, of (1) the Adjusted Net WAC for Pool 2 over (2) 4.03% and the denominator of which is 4.75% and (ii) the Class Principal Amount of the Class 2-A7 Certificates immediately prior to such Distribution Date.

                                    The initial Class 2-A8 Notional Amount is approximately $95,697,890.









--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 2-AX will bear interest at a rate
                                    equal to 4.75% per annum up to and including the distribution date in June 2008 (month
                                    57) based on a Notional Amount. After the distribution date in June 2008, the Class
                                    2-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-AX on any distribution date up to and including the distribution date in June
                                    2008 will be equal to the following:

                                    The Class Notional Amount of the Class 2-AX
                                    Certificates will be equal to the product of
                                    (i) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the Pool 2 AX Mortgage Loans at the beginning of the related Due Period minus 4.75% and the denominator of which is 4.75% and (ii) the total Scheduled Principal Balance of the Pool 2 AX Mortgage Loans as of the first day of the related Accrual Period.

                                    The initial Class 2-AX Notional Amount is approximately $8,335,414.

                                    Class 2-PAX will bear interest at a rate equal to 4.75% per annum up to and including the distribution date in June 2008 (month
                                    57) based on a Notional Amount. After the distribution date in June 2008, the Class 2-PAX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-PAX on any distribution date up to and including the distribution date in June 2008 will be equal to the following:

                                    The Class Notional Amount of the Class 2-PAX
                                    Certificates will be equal to the product of
                                    (i) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the Pool 2 PAX Mortgage Loans at the beginning of the related Due Period minus 4.75% and the denominator of which is 4.75% and (ii) the total Scheduled Principal Balance of the Pool 2 PAX Mortgage Loans as of the first day of the related Accrual Period.

                                    The initial Class 2-PAX Notional Amount is approximately $5,160,660.

                                    Class 3-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Classes B1, B2 B3, B4, B5 and B6 are
                                    cross-collateralized subordinates for
                                    payments of principal, interest and
                                    allocation of losses. The Class B1, B2, B3,
                                    B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the Underlying Subordinate Rate for Mortgage
                                    Pools 1 through 3 weighted by the
                                    corresponding "Modified Group Subordinate
                                    Amounts".

                                    The underlying subordinate rates are
                                    calculated as follows:

                                    Underlying Subordinate Rate, Mortgage Pools
                                    1 through 3:

                                    The Underlying Subordinate Rate for Mortgage
                                    Pools 1 through 3 is equal to the weighted average of the Underlying Subordinate Rate for each Pool, weighted on the basis of the Pool 1 Subordinate Amount, the Pool 2 Subordinate Amount, and the Pool 3 Subordinate Amount.

                                    For each Mortgage Pool (except Pool 2), the
                                    Underlying Subordinate Rate will equal the corresponding Mortgage Pool Net WAC.

                                    For the distribution date up to and
                                    including June 2008 (month 57), the Pool 2
                                    Underlying Subordinate Rate will be equal to the lesser of (i) 4.75% and (ii) the Adjusted Net WAC of Mortgage Pool 2. Beginning with the distribution date starting in July 2008 (month 58), the Pool 2 Underlying Subordinate Rate will be equal to the Net WAC of collateral in Pool 2.












--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The initial credit enhancement for Mortgage Pools 1 through 3 Senior
                                    Certificates will consist of the
                                    subordination of the Class B Certificates, initially 5.40% total subordination.

                                    The credit enhancement information shown below is subject to final rating agency approval:

                                    Subordination of Class B Certificates
                                    -------------------------------------


                                Priority of  -----------------------  Order of
                                Payment             Class A           Loss
                                                 Credit Support       Allocation
                                                     (5.40%)
                                       ---   -----------------------   / \
                                       | |          Class B-1         /   \
                                       | |   Credit Support (2.00%)    | |
                                       | |   -----------------------   | |
                                       | |          Class B-2          | |
                                       | |   Credit Support (1.25%)    | |
                                       | |   -----------------------   | |
                                       | |          Class B-3          | |
                                       | |   Credit Support (0.75%)    | |
                                       | |   -----------------------   | |
                                       | |          Class B-4          | |
                                       | |   Credit Support (0.50%)    | |
                                       | |   -----------------------   | |
                                       | |          Class B-5          | |
                                      \   /  Credit Support (0.25%)    | |
                                       \ /   -----------------------   ---
                                                    Class B-6
                                             Credit Support (0.00%)
                                             -----------------------

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.













--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------


Basis Risk Protection:              With respect to any Distribution Date on or
                                    prior to the Distribution Date in June 2008
                                    (month 57), to the extent that the interest distributed on the Class 2-A1, Class 2-A2,
                                    Class 2-A3, Class 2-A4, Class 2-A5, Class
                                    2-A6, Class 2-A7, Class B1, Class B2, Class
                                    B3, Class B4, Class B5 or Class B6
                                    Certificates (each, a "Basis Risk Protected
                                    Certificate ") is limited due to either the weighted average Net Mortgage Rate on the 2-AX Mortgage Loans or the weighted average
                                    Net Mortgage Rate on the 2-PAX Mortgage
                                    Loans being below 4.75%, the amount of any such shortfall to such Certificates is referred to herein as a "Basis Risk
                                    Shortfall."

                                    On each Distribution Date, amounts otherwise payable to the Class 2- AX or Class 2-PAX Certificates, if any, will be used to pay any unpaid Basis Risk Shortfalls for such Distribution Date or any prior Distribution Date to the Basis Risk Protected Certificates. The amounts paid with respect to any Basis Risk Shortfalls shall be treated as having been distributed to the Class 2-AX and 2-PAX Certificates, as applicable, and the Class 2-AX and Class 2-PAX Certificates shall have no right to reimbursement for such amounts.

                                    For information reporting purposes, the
                                    Trustee will treat the entitlement of the holders of the Basis Risk Protected Certificates to receive payments in respect of Basis Risk Shortfalls as interests in interest rate cap contracts written by the holders of the Class 2-AX and Class 2-PAX Certificates in favor of the holders of the Basis Risk Protected Certificates.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Shifting Interest Structure with 7 year lockout*

Subordinate Test % = Aggregate Subordinate Amount / Aggregate Collateral Balance

o If the Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

               --------------------------------------- ----------------------
                    Distribution Dates (months)               Shift %
               --------------------------------------- ----------------------
                               1 - 84                           100%
               --------------------------------------- ----------------------
                              85 - 96                           70%
               --------------------------------------- ----------------------
                              97 - 108                          60%
               --------------------------------------- ----------------------
                             109 - 120                          40%
               --------------------------------------- ----------------------
                             121 - 132                          20%
               --------------------------------------- ----------------------
                                133+                             0%
               --------------------------------------- ----------------------

o *If the Subordinate Test% is greater than 2 times the original Subordinate Test%:

               --------------------------------------- -----------------------
                    Distribution Dates (months)               Shift %
               --------------------------------------- -----------------------
                               1 - 36                           50%
               --------------------------------------- -----------------------
                                37+                              0%
               --------------------------------------- -----------------------

(*If the total AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Mortgage Pool Senior bonds will be entitled to 50% of the respective Mortgage Pool Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the total AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the Mortgage Pool Senior bonds will only be entitled to prepayments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pools 1 through 3, calculate the following:
----------------------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
    1) Pay sequentially to Class R and Class 1-A, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:
    2) A. Pay 16.4697976850% to the Class 2-A1 Certificates until reduced to zero; and

         B. Pay 83.5302023150% sequentially as follows:
                  (i) pro-rata to the Class 2-A2, Class 2-A3 and Class 2-A4 until reduced to zero; (ii) sequentially, to the Class 2-A5, Class 2-A6, and Class 2-A7 in that order, until reduced to zero.

Pool 3 Senior PDA as follows:
3)       Pay Class 3-A until reduced to zero


II. Pay all Subordinate PDA without regard to mortgage group as follows*:
-------------------------------------------------------------------------
*Subject to credit support tests

1) Pay to Class B1, B2, B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------


The Subordinate Amounts are calculated as follows:

Aggregate Subordinate Amount:
-----------------------------

Total Mortgage Pool 1 through 3 collateral less the current principal balance of the Mortgage Pool 1 through 3 Senior Bonds (excluding notional balances).

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).



--------------------------------------------------------------------------------------------------------------
                                                      Contacts
--------------------------------------------------------------------------------------------------------------
     MBS Trading                         Brendan Garvey                     (212) 526-8315
                                         Brian Hargrave                     (212) 526-8320

---- ----------------------------------- ---------------------------------- ----------------------------------
     Residential Finance                 Stan Labanowski                    (212) 526-6211
                                         Mike Hitzmann                      (212) 526-5806
                                         Darius Houseal                     (212) 526-9466

--------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

--------------------------------------- ---------------------- --------------------- ---------------------- ------------------------
                                              3/1 & 3/27            5/1 & 5/25             7/1 & 7/23
                                             Hybrid ARMs            Hybrid ARMs           Hybrid ARMs              Aggregate
                                                Pool 1                Pool 2                 Pool 3
                                                ------                ------                 ------

Total Number of Loans                                      172                 1,151                    226                   1,549
Total Outstanding Loan Balance                     $69,264,646          $481,374,037            $95,868,712            $646,507,395
Average Loan Principal Balance                        $402,701              $418,222               $424,198                $417,371
Range of Loan Principal Balance           $30,910 - $1,495,000  $49,500 - $4,000,000   $44,800 - $3,250,000    $30,910 - $4,000,000
Weighted Average Coupon                                 5.008%                5.142%                 5.210%                  5.138%
Range of Coupons                                3.750 - 7.700%        3.750 - 6.625%         4.000 - 7.000%          3.750 - 7.700%
Weighted Average Margin                                 2.351%                2.260%                 2.268%                  2.271%
Range of Margins                                  2.00 - 5.00%          2.00 - 3.50%           2.00 - 2.88%            2.00 - 5.00%
Weighted Average Initial Periodic Cap                   5.277%                5.922%                 5.920%                  5.852%
Range of Initial Periodic Caps                    2.00 - 6.00%          2.00 - 6.00%           5.00 - 6.00%            2.00 - 6.00%
Weighted Average Periodic Cap                           1.972%                1.997%                 2.000%                  1.995%
Range of Periodic Caps                            1.00 - 2.00%          1.00 - 2.25%           2.00 - 2.00%              1.00-2.25%
Weighted Average Maximum Rate                          10.829%               11.078%                11.130%                 11.059%
Weighted Average Floor                                  2.351%                2.260%                 2.268%                  2.271%
Weighted Average Original Term (mo.)                     360.0                 360.0                  360.0                   360.0
Weighted Average Remaining Term (mo.)                    358.8                 358.7                  358.7                   358.7
Range of Remaining Term (mo.)                        344 - 360             349 - 360              350 - 360               344 - 360
Weighted Average Original LTV                           69.54%                66.92%                 64.42%                  66.83%
Range of Original LTV                          14.37 - 100.00%        19.82 - 97.00%        16.89 - 100.00%         14.37 - 100.00%
Weighted Average FICO                                      718                   721                    726                     721
Range of FICO                                        632 - 810             628 - 820              625 - 810               625 - 820
--------------------------------------- ---------------------- --------------------- ---------------------- ------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

-------------------------------------- -------------------- ------------------ -------------------- ---------------------
                                           3/1 & 3/27          5/1 & 5/25          7/1 & 7/23
                                           Hybrid ARMs         Hybrid ARMs         Hybrid ARMs           Aggregate
                                             Pool 1              Pool 2              Pool 3
                                             ------              ------              ------
Lien Position
First                                               100.0%             100.0%               100.0%                100.0%
Geographic Distribution
(Other states account individually
for less than                                   CA - 41.9%         CA - 58.2%           CA - 40.1%           CA - 53.75%
7% of the Cut-off Date principal
balance)                                         FL - 8.8%          CO - 8.8%           NY - 10.5%            CO - 8.62%
                                                 CO - 8.6%
Occupancy Status
Primary Home                                         74.9%              81.9%                77.5%                80.51%
Investment                                           17.8%              13.0%                11.6%                 13.3%
Second Home                                           7.3%               5.1%                11.0%                  6.2%

Delinquency Statistics
Current                                             100.0%             100.0%               100.0%                100.0%
One Payment Delinquent                                0.0%               0.0%                 0.0%                  0.0%

Loans with Prepayment Penalites
Total Number of Loans                                   61                397                   99                   557
Total Principal Balance                        $26,694,703       $181,927,144       $44,721,703.26          $253,343,550
% of Principal Balance                               38.5%              37.8%                46.6%                 39.2%
Weighted Average Coupon                             4.972%             5.142%               5.272%                5.147%

Loans without  Prepayment Penalites
Total Number of Loans                                  111                754                  127                   992
Total Principal Balance                        $42,569,943       $299,446,893       $51,147,008.57          $393,163,845
% of Principal Balance                               61.5%              62.2%                53.4%                 60.8%
Weighted Average Coupon                             5.032%             5.142%               5.156%                5.132%
-------------------------------------- -------------------- ------------------ -------------------- ---------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).